UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):		May 30, 2002

PARKWAY PROPERTIES, INC.
(Exact name of registrant as specified in its charter)
Maryland	1-11533	74-2123597

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

One Jackson Place Suite 1000 188 East Capitol Street P. O. Box 24647 Jackson, Mississippi 39225-4647
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code		(601) 948-4091

(Former name, former address and former fiscal year, if changed since last report)

FORM 8-K

PARKWAY PROPERTIES, INC.

Item 2. Acquisition or Disposition of Assets.

       On May 30, 2002, Parkway Properties, Inc. ("Parkway") sold a 70% interest in its investment in 233 North Michigan Avenue in Chicago (the "Joint Venture") to affiliates of Investcorp International, Inc. Under the terms of the agreement Parkway sold to affiliates of Investcorp an equity interest in a subsidiary limited liability company that owns the property for a price equal to approximately 70% of the original purchase price of the property plus all capital costs since the acquisition of the property in June 2001. Parkway will continue to provide management and leasing for the building on a day-to-day basis. In connection with the sale Parkway received a $250,000 acquisition fee. Parkway expects to report a negligible loss from the sale of the 70% interest in 233 North Michigan Avenue during the second quarter.

       Prior to the Joint Venture, 233 North Michigan Avenue was capitalized with equity of approximately $74 million and a 10-year first mortgage with a current balance of approximately $105 million. The first mortgage remained in place as an obligation of the Joint Venture. In addition, the Joint Venture issued $25 million of preferred equity in the property to an affiliate of Investcorp. Parkway received net cash proceeds of approximately $57 million. Parkway used the proceeds from the sale to purchase new properties and to reduce short-term borrowings under the Company's line of credit. The Joint Venture will be accounted for using the equity method of accounting.

Item 5. Other Events

       On May 22, 2002, Parkway purchased the Park on Camelback (the "Park"), a 103,000 square foot office project in Phoenix, Arizona. Parkway acquired the Park at a purchase price of $12.4 million plus $318,000 for closing costs and capital items in year one, for a total acquisition price of $12.7 million. The purchase was funded using proceeds from bank borrowings on a line of credit with JPMorgan Chase Bank at a rate equal to the 30-day Libor rate plus 137.5 basis points and was 3.3125% at March 31, 2002. The Park, a five-building two-story office project located in the Camelback Corridor sub-market, was constructed in 1981 and is currently 85.1% leased.

       On May 31, 2002, Parkway purchased the Viad Corporate Center (the "Viad Purchase"), a 484,000 square foot office building in Phoenix, Arizona. Parkway acquired the Viad Purchase for $58 million. The purchase was funded using a combination of proceeds from the Joint Venture and bank borrowings on a line of credit with JPMorgan Chase Bank at a rate equal to the 30-day Libor rate plus 137.5 basis points and was 3.3125% at March 31, 2002. The Viad Purchase, a 24-story class A office tower located in the Downtown North sub-market, is currently 93.4% leased.

       On June 6, 2002, Parkway purchased a three building suburban office portfolio consisting of 413,000 square feet in Houston, Texas (the "Houston Purchase"). The properties were acquired for a purchase price of $27.2 million plus an additional $941,000 in first year improvements raising the total acquisition price to $28.1 million. The purchase was funded using proceeds from a new term loan with JPMorgan Chase Bank at a rate equal to the 30-day Libor rate plus 137.5 basis points and was 3.25% at June 4, 2002.

       The Houston Purchase portfolio consists of 1717 St. James Place, 5300 Memorial and Town & Country Central One. The 1717 St. James property is located in the Tanglewood sub-market, 5300 Memorial property is located in the Midtown sub-market and Town & Country Central One is located in the Katy Freeway/Energy Corridor sub-market. The portfolio is currently 84.5% leased.

       On June 4, 2002, Parkway entered into a Credit Agreement (the "Credit Agreement") with JPMorgan Chase Bank, as Administrative Agent, Wachovia Bank, National Association, as Syndication Agent, and other banks as participants. The Credit Agreement, among other things, provides for a new $35 million one-year term loan facility (the "Term Loan") of which $35 million was drawn upon and paid to Parkway as of June 4, 2002. Excluding back fees and closing costs, the Term Loan bears interest at a rate equal to LIBOR plus an applicable margin ranging from 1.125% to 1.375% depending on Parkway's leverage. Accrued and unpaid interest under the Term Loan is payable monthly with the final interest payment as well as the entire principal amount outstanding thereunder due and payable on June 4, 2003.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements

       The following audited financial statements of the Viad Purchase for the year ended December 31, 2001 are attached hereto. Also included are the unaudited financial statements for the three months ended March 31, 2002.

Page
------
Report of Independent Auditors	5
Statements of Rental Revenues and Direct Operating Expenses	6
Notes to Statements of Rental Revenues and Direct Operating Expenses	7

       The following audited financial statements of the Houston Purchase for the year ended December 31, 2001 are attached hereto. Also included are the unaudited financial statements for the three months ended March 31, 2002.

Report of Independent Auditors	9
Statements of Rental Revenues and Direct Operating Expenses	10
Notes to Statements of Rental Revenues and Direct Operating Expenses	11

(b) Pro Forma Consolidated Financial Statements

The following unaudited Pro Forma Consolidated Financial Statements of Parkway are attached hereto:

Pro Forma Consolidated Financial Statements (Unaudited)	13
Pro Forma Consolidated Balance Sheet (Unaudited) - As of March 31, 2002	14
Pro Forma Consolidated Statement of Income (Unaudited) - For the Year Ended December 31, 2001	15
Pro Forma Consolidated Statement of Income (Unaudited) - For the Three Months Ended March 31, 2002	16
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	17

(c) Exhibits

       (10.1)    Purchase and Sale Agreement by and among Parkway Properties LP, a Delaware limited partnership; Parkway Properties, Inc., a Maryland corporation and Chicago OfficeInvest LLC, a Delaware limited liability company. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.

       (10.2)    Credit Agreement by and among Parkway Properties LP, a Delaware limited partnership; JPMorgan Chase Bank, as Administrative Agent; Wachovia Bank, National Association, as Syndication Agent and the Lenders. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors

Parkway Properties, Inc.

We have audited the accompanying statement of rental revenues and direct operating expenses of Viad Corporate Center (the "Viad Purchase") for the year ended December 31, 2001. This statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the basis of accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Parkway Properties, Inc., as described in Note 2, and is not intended to be a complete presentation of the Viad Purchase's revenues and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenues and direct operating expenses described in Note 2 of the Viad Purchase for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

We have compiled the accompanying statement of rental revenues and direct operating expenses of the Viad Purchase for the three months ended March 31, 2002 in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of a financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenues and direct operating expenses of the Viad Purchase for the three months ended March 31, 2002 and, accordingly, do not express an opinion or any other form of assurance on the statement.

                                                                                                                        Ernst & Young LLP

Jackson, Mississippi

June 4, 2002

The Viad Purchase

Statements of Rental Revenues
and Direct Operating Expenses

(In thousands)

	Year Ended	Three Months Ended
	December 31, 2001	March 31, 2002

		(unaudited)
Rental revenue
Minimum rents	$ 7,469	$ 1,896
Reimbursed charges	3,390	887
Other income	643	87

	11,502	2,870

Direct operating expenses
Utilities	779	146
Real estate taxes	2,214	628
Maintenance services and supplies	821	171
Janitorial services and supplies	337	85
Management fees	358	108
Security	302	81
Administrative and miscellaneous expenses	825	410

	5,636	1,629

Excess of rental revenue over direct operating expenses	$ 5,866	$ 1,241

See accompanying notes.

The Viad Purchase

Notes to Statements of Rental Revenues
and Direct Operating Expenses

December 31, 2001

1.    Organization and Significant Accounting Policies

Description of Properties

On May 31, 2002 Parkway purchased the fee simple interest in Viad Corporate Center office building located in the Downtown North sub-market in Phoenix, Arizona (the "Viad Purchase") from an unrelated party. The Viad Purchase contains approximately 484,000 (unaudited) net rentable square feet of office space.

Management's Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Rental Revenue

Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

The future minimum rents on the Viad Purchase's non-cancelable operating leases at December 31, 2001 are as follows (in thousands):

Year	Amount

2002	$ 7,464
2003	7,380
2004	6,904
2005	6,739
2006	6,239
Thereafter	18,579
$53,305

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

For the year ended December 31, 2001, two tenants, Viad Corporation and Dial Corporation, contributed approximately 39% and 24% of base rental revenues, respectively.

2.     Basis of Accounting

The accompanying statement of rental revenues and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Viad Purchase such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the Viad Purchase that would cause the reported financial information not to be necessarily indicative of future operating results.

3.     Management Fees

Management fees of approximately 3% of revenues received from the operations of the Viad Purchase were paid to an unrelated management company.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors

Parkway Properties, Inc.

We have audited the accompanying statement of rental revenues and direct operating expenses of the properties known as the Houston Purchase for the year ended December 31, 2001. This statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the basis of accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Parkway Properties, Inc., as described in Note 2, and is not intended to be a complete presentation of the Houston Purchase's revenues and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenues and direct operating expenses described in Note 2 of the Houston Purchase for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

We have compiled the accompanying statement of rental revenues and direct operating expenses of the Houston Purchase for the three months ended March 31, 2002 in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of a financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenues and direct operating expenses of the Houston Purchase for the three months ended March 31, 2002 and, accordingly, do not express an opinion or any other form of assurance on the statement.

                                                                                                                          Ernst & Young LLP

Jackson, Mississippi

June 4, 2002

The Houston Purchase

Statements of Rental Revenues
and Direct Operating Expenses

(In thousands)
Year Ended	Three Months Ended
December 31, 2001	March 31, 2002

		(unaudited)
Rental revenue
Minimum rents	$5,584	$1,476
Reimbursed charges	447	254
Other income	27	9

	6,058	1,739

Direct operating expenses
Utilities	957	178
Real estate taxes	870	231
Maintenance services and supplies	471	98
Janitorial services and supplies	338	83
Management fees	244	70
Salaries and wages	215	65
Administrative and miscellaneous expenses	281	80

3,376	805

Excess of rental revenue over direct operating expenses	$2,682	$ 934

See accompanying notes.

The Houston Purchase

Notes to Statements of Rental Revenues
and Direct Operating Expenses

December 31, 2001

1.    Organization and Significant Accounting Policies

Description of Properties

On June 6, 2002, Parkway purchased fee simple interests in a three building suburban office portfolio in Houston, Texas (the "Houston Purchase") from an unrelated party. The Houston Purchase contains approximately 413,000 (unaudited) net rentable square feet of office space. The properties included in the Houston Purchase are 1717 St. James Place, 5300 Memorial and Town & Country Central One.

Management's Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Rental Revenue

Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

The future minimum rents on the Houston Purchase's non-cancelable operating leases at December 31, 2001 are as follows (in thousands):

Year	Amount

2002	$ 5,090
2003	4,877
2004	4,200
2005	3,408
2006	2,691
Thereafter	5,694
$25,960

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

For the year ended December 31, 2001, one tenant contributed approximately 10% of base rental revenues for the Houston Purchase.

2.     Basis of Accounting

The accompanying statement of rental revenues and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Houston Purchase such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the Houston Purchase that would cause the reported financial information not to be necessarily indicative of future operating results.

3.     Management Fees

Management fees of approximately 3% of revenues received from the operations of 5300 Memorial and Town & Country Central One were paid to an unrelated management company. Management fees of approximately 4% of revenues received from the operation of 1717 St. James Place were paid to an unrelated management company.

PARKWAY PROPERTIES, INC.

Pro Forma Consolidated Financial Statements

(Unaudited)

       The following unaudited pro forma consolidated balance sheet as of March 31, 2002 and pro forma consolidated statements of income of Parkway Properties, Inc. ("Parkway") for the year ended December 31, 2001 and three months ended March 31, 2002 give effect to the Joint Venture, Phoenix Purchases and Houston Purchase as these terms are defined in the Notes to Pro Forma Unaudited Financial Statements, as well as the purchase of the Bank of America Plaza in Nashville, Tennessee on December 20, 2001 (the "Nashville Purchase"). The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

       The pro forma consolidated balance sheet sets forth the effect of Parkway's Joint Venture, Phoenix Purchases and Houston Purchase as if they had been consummated on March 31, 2002.

       The pro forma consolidated statements of income set forth the effects of Parkway's Nashville Purchase, Joint Venture, Phoenix Purchases and Houston Purchase as if each had been consummated on January 1, 2001.

       These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the Joint Venture, Phoenix Purchases and Houston Purchase had occurred on the date indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of Parkway included in its annual report on Form 10-K for the year ended December 31, 2001.

PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
March 31, 2002
(Unaudited)

	Parkway Historical	Pro Forma Adjustments (1-3)	Parkway Pro Forma
	-------------	--------------------	-------------
		(In thousands)
Assets
Real estate related investments:
Office and parking properties	$ 879,196	$ (77,697)	$ 801,499
Accumulated depreciation	(86,468)	3,405	(83,063)
	--------------	---------------------	--------------
	792,728	(74,292)	718,436
Land held for sale	3,733	-	3,733
Note receivable from Moore Building Associates LP	6,826	-	6,826
Mortgage loans	875	-	875
Investment in corporate Joint Venture	-	21,449	21,449
Real estate partnership	320	-	320
	--------------	---------------------	--------------
	804,482	(52,843)	751,639
Interest, rents receivable and other assets	29,679	(8,896)	20,783
Cash and cash equivalents	2,244	53	2,297
	--------------	---------------------	--------------
	$ 836,405	$ (61,686)	$ 774,719
	========	============	========
Liabilities
Notes payable to banks	$ 131,899	$ 48,753	$ 180,652
Mortgage notes payable without recourse	300,717	(104,965)	195,752
Accounts payable and other liabilities	27,007	(5,474)	21,533
	--------------	---------------------	--------------
	459,623	(61,686)	397,937
	--------------	---------------------	--------------
Stockholders' Equity
8.75% Series A Preferred stock, $.001 par value,
2,750,000 shares authorized and 2,650,000 shares
issued and outstanding	66,250	-	66,250
8.34% Series B Cumulative Convertible Preferred
stock, $.001 par value, 2,142,857 shares authorized,
issued and outstanding	75,000	-	75,000
Common stock, $.001 par value, 67,250,000 shares
authorized, 9,269,195 shares issued and outstanding	9	-	9
Additional paid-in capital	196,498	-	196,498
Unearned compensation	(1,642)	-	(1,642)
Accumulated other comprehensive loss	(1,179)	-	(1,179)
Retained earnings	41,846	-	41,846
	--------------	---------------------	--------------
	376,782	-	376,782
	--------------	---------------------	--------------
	$ 836,405	$ (61,686)	$ 774,719
	========	============	========

See accompanying notes

PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2001
(Unaudited)

	Parkway Historical	Pro Forma Adjustments (4)	Parkway Pro Forma
	(In thousands, except per share data)
	---------------	------------------------	----------------
Revenues
Income from office and parking properties	$135,968	$ 10,759 (a)	$146,727
Management company income	845	795 (e)	1,640
Interest on note receivable from Moore Building Associates LP	873	-	873
Incentive management fee from Moore Building Associates LP	316	-	316
Dividend income	495	-	495
Interest on cash equivalents	107	-	107
Interest on mortgage loans	90	-	90
Equity in earnings of unconsolidated affiliates	62	845 (e)	907
Deferred gains and other income	41	-	41
	--------------	--------------------	----------------
		12,399
	--------------	--------------------	----------------
Expenses
Office and parking properties:
Operating expense	57,465	6,259 (a)	63,724
Interest expense:
Contractual	20,279	(3,989) (c)	16,290
Amortization of loan costs	247	(59) (c)	188
Depreciation and amortization	23,788	642 (a)	24,430
Operating expense for other real estate properties	39	-	39
Interest expense on bank notes:
Contractual	4,800	1,636 (d)	6,436
Amortization of loan costs	697	-	697
Management company expenses	379	-	379
General and administrative	4,861	(23) (e)	4,838
	--------------	--------------------	----------------
	112,555	4,466	117,021
	--------------	--------------------	----------------
Income before gains and minority interest	26,242	7,933	34,175
Gain on sale of real estate held for sale and real estate equity securities	1,611	-	1,611
Minority interest - unit holders	(3)	-	(3)
	--------------	--------------------	----------------
Income before extraordinary item	27,850	7,933	35,783
Extraordinary loss on early extinguishment of mortgage notes payable	(1,302)	-	(1,302)
	--------------	--------------------	----------------
Net income	26,548	7,933	34,481

Change in unrealized gain on real estate equity securities	(821)	-	(821)
Change in market value of interest rate swap	(1,694)	-	(1,694)
	--------------	--------------------	----------------
Comprehensive income	$ 24,033	$ 7,933	$ 31,966
	========	=============	=========
Net income available to common stockholders:
Net income	$ 26,548	$ 7,933	$ 34,481
Dividends on preferred stock	5,797	-	5,797
Dividends on convertible preferred stock	3,249	-	3,249
	--------------	--------------------	--------------
Net income available to common stockholders	$ 17,502	$ 7,933	$ 25,435
	========	=============	=========
Net income per common share:
Basic:
Income before extraordinary item	$ 2.01		$ 2.86
Extraordinary loss on early extinguishment of mortgage notes payable	(0.14)		(0.14)
	--------------		---------------
Net income	$ 1.87		$ 2.72
	========		=========
Diluted:
Income before extraordinary item	$ 1.99		$ 2.83
Extraordinary loss on early extinguishment of mortgage notes payable	(0.14)		(0.14)
	--------------		---------------
Net income	$ 1.85		$ 2.69
	========		=========
Dividends per common share	$ 2.45		$ 2.45
	========		=========
Weighted average shares outstanding:
Basic	9,339		9,339
	========		=========
Diluted	9,442		9,442
	========		=========

See accompanying notes.

PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2002
(Unaudited)

	Parkway Historical	Pro Forma Adjustments (4)	Parkway Pro Forma
	(In thousands, except per share data)
	---------------	------------------------	----------------
Revenues
Income from office and parking properties	$ 40,592	$ (2,849) (b)	$ 37,743
Management company income	126	225 (e)	351
Interest on note receivable from Moore Building Associates LP	237	-	237
Incentive management fee from Moore Building Associates LP	60	-	60
Interest on cash equivalents	4	-	4
Interest on mortgage loans	22	-	22
Equity in earnings of unconsolidated affiliates	15	514 (e)	529
Deferred gains and other income	24	-	24
	---------------	----------------------	----------------
	41,080	(2,110)	38,970
	---------------	-----------------------	----------------
Expenses
Office and parking properties:
Operating expense	16,928	(559) (b)	16,369
Interest expense:
Contractual	5,544	(1,894) (c)	3,650
Amortization of loan costs	83	(30) (c)	53
Depreciation and amortization	6,972	(587) (b)	6,385
Operating expense for other real estate properties	9	-	9
Interest expense on bank notes:
Contractual	1,479	(61) (d)	1,418
Amortization of loan costs	112	-	112
Management company expenses	96	-	96
General and administrative	1,316	65 (e)	1,381
	---------------	----------------------	----------------
	32,539	(3,066)	29,473
	---------------	----------------------	----------------
Income before extraordinary item	8,541	956	9,497

Extraordinary loss on early extinguishment of mortgage note payable	(18)	-	(18)
	-------------	----------------------	---------------
Net income	8,523	956	9,479

Change in market value of interest rate swap	515	-	515
	-------------	----------------------	---------------
Comprehensive income	$ 9,038	$ 956	$ 9,994
	========	===============	==========
Net income available to common stockholders:
Net income	$ 8,523	$ 956	$ 9,479
Dividends on preferred stock	1,449	-	1,449
Dividends on convertible preferred stock	1,564	-	1,564
	--------------	----------------------	---------------
Net income available to common stockholders	$ 5,510	$ 956	$ 6,466
	========	===============	==========
Net income per common share:
Basic:
Income before extraordinary item	$ .60		$ .70
Extraordinary loss on early extinguishment of mortgage note payable	-		-
	-------------		--------------
Net income	$ .60		$ .70
	========		=========
Diluted:
Income before extraordinary item	$ .59		$ .69
Extraordinary loss on early extinguishment of mortgage note payable	-		-
	-------------		--------------
Net income	$ .59		$ .69
	========		=========
Dividends per common share	$ .63		$ .63
	========		=========
Weighted average shares outstanding:
Basic	9,254		9,254
	========		=========
Diluted	9,401		9,401
	========		=========

See accompanying notes.

PARKWAY PROPERTIES, INC.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

1.       On May 30, 2002, Parkway Properties, Inc. ("Parkway") sold a 70% interest in its investment in 233 North Michigan Avenue in Chicago (the "Joint Venture") to affiliates of Investcorp International, Inc. Under the terms of the agreement Parkway sold to affiliates of Investcorp an equity interest in a subsidiary limited liability company that owns the property for a price equal to approximately 70% of the original purchase price of the property plus all capital costs since the acquisition of the property in June 2001. Parkway will continue to provide management and leasing for the building on a day-to-day basis. Parkway expects to report a negligible loss from the sale of the 70% interest in 233 North Michigan Avenue during the second quarter.

2.        Parkway purchased the fee simple interests in Viad Corporate Center office building and the Park on Camelback office project located in Phoenix, Arizona (the "Phoenix Purchases"). The Viad Corporate Center was purchased on May 31, 2002 for $58 million. The Park on Camelback was purchased on May 22, 2002 for a purchase price of $12.4 million plus an additional $318,000 in closing costs and first year improvements for a total acquisition price of $12.7 million.

3.        On June 6, 2002, Parkway purchased a three building suburban office portfolio in Houston, Texas (the "Houston Purchase") for a purchase price of $27.2 million plus an additional $941,000 in first year improvements for a total acquisition price of $28.1 million.

4.        The pro forma adjustments to the Consolidated Statement of Income for the year ended December 31, 2001 and three months ended March 31, 2002 set forth the effects of the recent Nashville Purchase, Joint Venture, Phoenix Purchases and Houston Purchase as if they had been consummated on January 1, 2001.

These pro forma adjustments are detailed below for the year ended December 31, 2001 and three months ended March 31, 2002.

The effect on income and expenses from real estate properties due to the above transactions is as follows:

(a)  For the year ended December 31, 2001:

Revenue	Expenses

Income From	Real Estate Owned
Real Estate	Operating	Depreciation
Properties	Expense	Expense

Nashville Purchase	$ 6,565,000	$ 3,083,000	$ 685,000
Phoenix Purchases	13,773,000	6,544,000	1,591,000
Houston Purchase	6,058,000	3,376,000	632,000
Joint Venture	(15,637,000)	(6,744,000)	(2,266,000)

$ 10,759,000	$ 6,259,000	$ 642,000

Depreciation is provided by the straight-line method over the estimated useful life (40 years for buildings and 5-15 years for building improvements).

(b)  For the three months ended March 31, 2002:

	Revenue	Expenses

	Income From	Real Estate Owned
	Real Estate	Operating	Depreciation
	Properties	Expense	Expense

Phoenix Purchases	$ 3,438,000	$ 1,856,000	$ 397,000
Houston Purchase	1,739,000	805,000	159,000
Joint Venture	(8,026,000)	(3,220,000)	(1,143,000)

	$ (2,849,000)	$ (559,000)	$ (587,000)

Depreciation is provided by the straight-line method over the estimated useful life (40 years for buildings and 5-15 years for building improvements).

(c)  Pro forma interest expense on real estate owned reflects interest and loan cost amortization on non-recourse debt transferred to the Joint Venture at the actual amount and rate as if placed January 1, 2001 and is detailed below.

			Three
Property/Placement		Year Ended	Months Ended
Date/Rate	Debt	12/31/01	3/31/02

Joint Venture
6/22/01 7.35%	$(104,965,000)	$(4,048,000)	$(1,924,000)

(d)  The pro forma effect of the Nashville Purchase, Joint Venture, Phoenix Purchases and Houston Purchase on interest expense on notes payable to banks was $1,636,000 for the year ended December 31, 2001 and $(61,000) for the three months ended March 31, 2002.

(e)  The pro forma effect of Parkway's 30% interest in the Joint Venture on equity in earnings of unconsolidated affiliates is $845,000 for the year ended December 31, 2001 and $514,000 for the three months ended March 31, 2002. The pro forma effect of the management fees earned on the Joint Venture is $818,000 for the year ended December 31, 2001 and $160,000 for the three months ended March 31, 2002.

5.        No additional income tax expenses were provided because of the Company's net operating loss carryover and status as a REIT.

6.        Diluted net income per share for the year ended December 31, 2001 and three months ended March 31, 2002 were $1.85 and $.59, respectively, based on diluted weighted average shares outstanding of 9,442,000 and 9,401,000, respectively.

           Pro Forma diluted net income per share for the year ended December 31, 2001 and three months ended March 31, 2002 were $2.69 and $.69, respectively, based on pro forma diluted weighted average shares outstanding of 9,442,000 and 9,401,000, respectively.

FORM 8-K

PARKWAY PROPERTIES, INC.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 6, 2002	PARKWAY PROPERTIES, INC.

	BY:	/s/ Mandy M. Montgomery
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Mandy M. Montgomery, CPA
Controller

/s/ Regina P. Shows
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Regina P. Shows, CPA
Chief Accounting Officer